4. Net Loss Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
4. Net Loss Per Share

During each of the years ended December 31, 2012, 2011, and 2010, the Company recorded a net loss. Therefore, the issuance of shares of common stock from the exercise of stock options or warrants would be anti-dilutive and therefore basic and diluted net loss per share is the same for those periods.

Excluded from the computation of diluted net loss per share for both of the years ended December 31, 2012 and 2011, because their effect would be anti-dilutive, are warrants to acquire 228,000 shares at December 31, 2012 at a weighted-average exercise price of $80.00 per share and 336,000 shares at December 31, 2011 of common stock at a weighted-average exercise price of $57.50 per share.

For purposes of earnings per share computations, shares of common stock that are issuable at the end of a reporting period are included as outstanding.

All share and per share amounts reflect the 1-for-100 reverse stock split effective October 17, 2011.

Following is the computation of basic and diluted net loss per share for the years ended December 31, 2012, 2011 and 2010:

	Year Ended
	December 31,
	2012	2011	2010

Numerator - net loss	$(310,247)	$(793,120)	$(940,265)

Denominator - weighted average number of common shares outstanding - basic and diluted	49,034,999	452,759	451,740

Basic and diluted net loss per common share	$(0.01)	$(1.75)	$(2.08)